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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q for the period ended March 30, 2003, as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Orin C. Smith, president and chief executive officer of Starbucks hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

May 12, 2003                         /s/ ORIN C. SMITH
                                   ---------------------------------------
                                   Orin C. Smith
                                   president and chief executive officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by Starbucks Corporation and furnished to the Securities and Exchange Commission or its staff upon request.